Exhibit 99.1
   NYSE: VATE

 INNOVATE IS WHO WE AREINNOVATE IS WHAT WE DO  2

# INNOVATE is a platform of best-in-class assets in 3 key areas of the new economy:

## INFRASTRUCTURE

- DBM Global: Largest steel fabrication and erection company in the USA

## LIFE SCIENCES

- R2 Technologies: FDA-cleared revolutionary device to lighten and brighten skin in the $22 billion[(1)] aesthetic dermatology market
- MediBeacon: Developing the first real-time monitoring of kidney function, which has received "breakthrough device designation" from the FDA and is being developed to address a $7 billion[(2)] market with no equivalent product currently available

## SPECTRUM

- HC2 Broadcasting: One of the largest broadcast station groups in the US, owning 2.3 billion MHz POPs of spectrum

(1) Source: The Jarvis Report 2016 (R2-Commissioned) and "Revolution in Aesthetic Medicine" (11-21-2015)
(2) Based on studies from LifeSci Advisors (2019) and L.E.K. (2017) commissioned by MediBeacon

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# The INNOVATE Executive Team

## AVIE GLAZER – CHAIRMAN OF THE BOARD

- Leads INNOVATE's strategic and philosophical direction
- Strong insider investment having purchased over $62 million in last 2 years
- An owner of the Super Bowl champion Tampa Bay Buccaneers
- Co-Chairman of Manchester United – the world's most popular sports team with 1.1 billion followers

## WAYNE BARR – PRESIDENT & CEO

- Extensive investment and executive leadership experience
- Deep expertise in technology, telecommunications and real estate
- Directs INNOVATE'S day-to-day operations while maintaining focus on driving consistent, profitable growth across all business segments
- Serves as CEO of HC2 Broadcasting overseeing all day-to-day operations

## EXECUTIVE MANAGEMENT

- Michael J. Sena – Chief Financial Officer – 25 years of finance, mergers & acquisitions, accounting and control experience
- Suzi R. Herbst – Chief Administrative Officer – Over 20 years of diverse human resources, operations, recruiting, equity and foreign exchange sales experience
- Joseph Ferraro – Chief Legal Officer & Corporate Secretary – Over 19 years of experience managing legal and compliance departments for permanent capital vehicles

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 INFRASTRUCTURE    5

# DBM Global

- Largest steel fabrication and erection company in the USA
- Poised for enhanced growth from increased investment in alternative energy and additional public infrastructure spending such as the bipartisan $550 billion infrastructure bill before Congress
- Approx. $1.6 billion Backlog as of 6/30/21 – up from $395 million on 12/31/20. Approx. $1.9 billion Adjusted Backlog[(1)] as of 6/30/21 taking into account awarded, but not yet signed contracts
- DBM's best in class management team has a proven long-term track record of executing complex projects
- DBM expanded its geographic reach with the recent acquisition of Banker Steel
- DBM Vircon is a construction technology company providing state of the art modeling, detailing and digital engineering for high-profile projects internationally
- DBM's GrayWolf subsidiary provides service and maintenance for power, petrochemical, refinery and pulp/paper markets

**$1.6 Bn**
**Backlog**

**$1.9 Bn**
**Adjusted Backlog[(1)]**

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts and there are no assurances that these contracts will be entered into in the timeframe we anticipate or at all.

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 SoFi Stadium, Los Angeles  Hudson Yards, New York  Apple Headquarters  Facebook MPK21  Phoenix Convention Center  Fort Benning Hospital  Cosmopolitan Resort & Casino  7  Select DBM Steel Fabrication & Erection Projects    7

 DBM Financial Summary    8  (Amounts in $ millions)  (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP(2) Adjusted Backlog takes into consideration awarded, but not yet signed contracts and there are no assurances that these contracts will be entered into in the timeframe we anticipate or at all  (2)

 PANSEND  GENOVEL    9  LIFE SCIENCES

# Pansend Life Sciences

- **Pansend is INNOVATE's life sciences platform**
- **Investments in four life science companies: R2 Technologies, MediBeacon, Triple Ring Technologies and Genovel Orthopedics**
- **Outstanding leadership team with a proven track record for developing and monetizing life science companies**
  - **In 2018, sold BeneVir to Janssen Biotech (J&J) for up to $1 billion[(1)]. BeneVir's proprietary T-Stealth oncolytic virus platform develops oncolytic viruses used to infect and destroy cancer cells.**
- **INNOVATE receives 75% of Pansend's economic distributions after receipt of INNOVATE's invested capital, plus a hurdle rate**

PANSEND

(1) Subject to certain pre-determined milestones. There are no assurances that milestones will be achieved.

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# R2 Technologies

- Glacial Rx®, launched in 2021 by R2, is the first FDA cleared treatment for age spot removal that uses Cryomodulation – a patented cooling technology. This revolutionary system soothes skin while effectively removing age spots
- Glacial Rx® is anticipated to disrupt conventional heat-based laser treatments which often cause inflammation, side effects and the need for extended recovery
- Massive market opportunity: $22 billion[1] skin tone evening, lightening and brightening products global market
- Glacial Rx® was developed by Drs. Rox Anderson, Dieter Manstein and Henry Chan – world famous dermatologists at Harvard Medical School who have created numerous commercially successful aesthetic dermatological devices such as Laser Hair Removal, Fractional Lasers/Fraxel, and Coolsculpting
- Glacial Rx® was named among "2021 Launches Doctors are Buzzing About"[2]
- Glacial Spa® commercial launch is expected in 2021. Glacial AI® (an autonomous robot) is expected to launch in 2023
- Strong patent portfolio: 42 issued patents & 42 patents pending

(1) Source: The Jarvis Report 2016 (R2-Commissioned) and "Revolution in Aesthetic Medicine" (11-21-2015)
(2) https://www.realself.com/news/best-beauty-launches-for-2021

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# MediBeacon

- Developing the first real-time monitoring of kidney function which has received "breakthrough device designation" from the FDA
- Addresses a $7 billion market[1] with no equivalent product currently available
- Current diagnostic tests to measure kidney function are inaccurate, providing indirect measurements, and are not "real-time". Accurate kidney monitoring is critical for treating patients in the hospital with 20-40% of patients at risk for kidney failure in critical care settings
- MediBeacon's Transdermal GFR Measurement System includes a patented pharmaceutical, *Lumitrace™* that is entirely eliminated by the kidneys. *Lumitrace™* fluorescence is detected by a sensor placed on the skin, analogous to pulse oximetry for oxygen saturation.
- MediBeacon's technology platform is being developed for use in gastrointestinal, ocular, and surgical visualization markets. Gastrointestinal is a $1 billion market[1], ocular is a $200 million market[1] and surgical visualization is a $100 million market.[1]
- US & global pivotal studies are expected to begin early 2022 with premarket approval submission expected in 2022
- Founded by MediBeacon are Steve Hanley, past President of Covidien's $1.2 billion Imaging Diagnostic Platform and Dr. Richard Dorshow, the physicist inventor of the technology
- Strong patent portfolio: 127 granted patents & 139 pending applications

(1) Based on studies from LifeSci Advisors (2019) and L.E.K. (2017) commissioned by MediBeacon

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# Other Pansend Opportunities

## Triple Ring Technologies

- Diversified, profitable technology and product development firm with 100 experienced scientists & engineers, including 21 PhDs
- Completed 450 projects from technology assessments to product development
- 2020 revenue was $27 million
- Pansend owns 23%(1)

## Genovel Orthopedics

- "Mini Knee" for early osteoarthritis of the knee & "Anatomical Knee" a novel total knee replacement that has been granted a US patent
- Invented by Dr. Peter Walker (creator of the original Total Knee) at NYU Department of Orthopedic Surgery
- Pansend owns 75%(1)

(1) On a fully diluted basis.

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 SPECTRUM  HC2 Broadcasting    16

# HC2 Broadcasting

- One of the largest broadcast station groups in the US with approx. 230 broadcast stations in over 90 markets – including 34 of the top 35 markets
- One of the largest owners of broadcast spectrum in the US with more than 2.3 billion MHz POPs of spectrum
- As cable TV "cord cutting" increases and the number of over-the-air (OTA) viewers continues to grow – HC2 Broadcasting has one of the largest OTA distribution platform in the US
- HC2's stations carry approx. 1,350 channels with programming from over 80 networks
- Rising demand for a national distribution platform by large content providers increases revenues and margins for HC2 Broadcasting
- HC2 Broadcasting owns Azteca America – a leading Spanish language network
- ATSC 3.0 (Next Gen TV) technology creates additional revenue opportunities

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 “The extraordinary growth of multicast TV networks over the past five years is one of the less told stories in the media industry. Today, more people watch more advertising for more time on multicast networks in the U.S. than they do on ad-supported streaming services, and all of that viewing is new. Multicast networks may not be as sexy as AVOD, but they are bigger.” – Forbes 6/1/21  OTA FREE TV HOUSEHOLDS ARE GROWING RAPIDLY  Source: Horowitz Research  HC2 Broadcasting    18  80+Diginets Air on Our Platform

 In 2017, the FCC reallocated OTA broadcasting spectrum to the telecom industry – auction prices were $0.93 per megahertz POPINNOVATE owns 98% of HC2 Broadcasting (86% fully diluted)  Spectrum is becoming increasingly valuable & HC2 Broadcasting owns 2.3 billion MHz POPs of spectrum    19  Relevant Spectrum Data Points

 ADDITIONAL OPPORTUNITIES    20

       INNOVATE – Additional Opportunities    21  (1) There are no assurances that milestones will be achieved.   Benevir As part of INNOVATE’s sale of Benevir to Janssen Biotech in 2018, $140 million will be paid to INNOVATE upon certain regulatory approvals in the US, EU & Japan and up to $370 million will be paid to INNOVATE if certain sales milestones are reached(1) Huawei PutAs part of INNOVATE's sale of Huawei Marine Networks in 2020, INNOVATE retained a put option exercisable in May 2022 worth an estimated $32 million Favorable Tax Position$170 million of US NOL carryforwards, of which $96 million are currently utilizable + $175 million of IRC Sec. 163(j) interest carryforwards as of 12/31/20

 22  SUMMARY    22

 “It’s rare to uncover a singleinvestment in the new economy that’s best-in-class. To find a company that has multiple best-in-classassets is extraordinary” Avie GlazerINNOVATE Chairman  23

 24  APPENDIX    24

# Q2 2021 Financial Highlights

| Revenue ($ millions) | 2Q21 | 2Q20 |
|---|---|---|
| Infrastructure | $ 232.0 | $ 172.3 |
| Life Sciences | 1.2 | - |
| Spectrum | 10.6 | 9.5 |
| **Consolidated INNOVATE** | **$ 243.8** | **$ 181.8** |

**Net Income Attrib. to Innovate Corp & Adj. EBITDA**

| ($ millions) | 2Q21 NI (1) | 2Q21 Adj. EBITDA(2) | 2Q20 NI (1) | 2Q20 Adj. EBITDA(2) |
|---|---|---|---|---|
| Infrastructure | $ 1.4 | $ 13.9 | $ 1.7 | $ 19.1 |
| Life Sciences | (4.3) | (6.1) | (1.2) | (4.5) |
| Spectrum | (1.1) | 2.7 | (3.7) | (1.2) |
| Non-operating Corporate | (19.2) | (5.7) | (38.2) | (3.6) |
| Other & Eliminations | 1.2 | 1.7 | 47.0 | 0.8 |
| **Consolidated INNOVATE, Excluding Disc Ops** | **$ (22.0)** | **$ 6.5** | **$ 5.6** | **$ 10.6** |
| Discontinued Operations | (1.5) | | 7.5 | |
| **Net Income Attrib. to INNOVATE Corp.** | **$ (23.5)** | | **$ 13.1** | |

(1) Net Income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts and there are no assurances that these contracts will be entered into in the timeframe we anticipate or at all.

**Consolidated Q2 Results**

- Revenue increased $62.0M or 34.1% driven by our Infrastructure segment, due primarily to DBM's recent acquisition of Banker Steel
- Net Loss attributable to INNOVATE Corp. $23.5M
- Adjusted EBITDA decreased to $6.5M, or $4.1M driven by margin compression at Infrastructure combined with timing of work under execution and increased spend at our Life Sciences segment offset by continued improvement in our Spectrum segment

**Infrastructure**

- Net Income of $1.4M
- $13.9M in Adjusted EBITDA; contracted backlog of $1,634.4M (Adjusted ~$1,899M(3)), compared to $394.5M at 12/31/20

**Life Sciences**

- R2 continued to scale operations to support the commercial launch of Glacial Rx® in the U.S. and Glacial Spa® in China (planned 2H 2021), as well as further development of the product platform.
- MediBeacon preparing for its Pivotal Clinical Study for use of the TGFR system for renal monitoring (planned Q4 2021)

**Spectrum**

- Net Loss of $1.1M
- $2.7M in Adjusted EBITDA
- Third consecutive quarter of positive Adjusted EBITDA contribution

**Non-operating Corporate**

- Recurring SG&A up 58.3% Y/Y driven largely by costs attributable to the former Chairman, President and CEO's arbitration acceptance in Q2 2021 and changes to bonus accrual that went into effect in Q2 2020

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 Current Credit Picture    26  Debt Summary                  ($ millions)  Maturity  Jun-21        Dec-20      11.50% Senior Secured Notes  2021  $  —      $  340.4    8.50% Senior Secured Notes  2026  330.0        —      7.50% Convertible Senior Notes  2022  3.2        55.0      7.50% Convertible Senior Notes  2026  51.8        —      Line of Credit (1)  2024  5.0        15.0      Infrastructure Debt  Various  234.4        110.5      Spectrum Debt  Various  55.2        55.7      Total Principal Outstanding    $  679.6      $  576.6    Unamortized OID and DFC    (3.1)    (15.1)  Total Debt    $  676.5      $  561.5                      Cash & Cash Equivalents (2)    18.1        43.8      Net Debt    $  658.4      $  517.7    ($ millions)  (1) Borrowing rate on Line of Credit reduced from LIBOR plus 6.75% to LIBOR plus 5.75% in February 2021(2) Excludes cash included in Discontinued Operations(3) Debt Maturity Profile excludes Preferred Stock and capital leases(4) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation

# Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

| | Three months ended June 30, 2021 | | | | | |
|---|---|---|---|---|---|---|
| | Infrastructure | Life Sciences | Spectrum | Non-operating Corporate | Other and Eliminations | INNOVATE |
| Net (loss) attributable to INNOVATE Corp. | | | | | | $ (23.5) |
| Less: Discontinued operations | | | | | | (1.5) |
| Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations | $ 1.4 | $ (4.3) | $ (1.1) | $ (19.2) | $ 1.2 | $ (22.0) |
| **Adjustments to reconcile net income (loss) to Adjusted EBITDA:** | | | | | | |
| Depreciation and amortization | 3.3 | 0.1 | 1.4 | — | — | 4.8 |
| Depreciation and amortization (included in cost of revenue) | 2.7 | — | — | — | — | 2.7 |
| Other operating (income) | — | — | (0.2) | — | — | (0.2) |
| Interest expense | 2.2 | — | 2.4 | 7.8 | — | 12.4 |
| Other (income) expense, net | (4.1) | — | 0.4 | 3.3 | — | (0.4) |
| Loss on early extinguishment or restructuring of debt | 1.5 | — | — | 0.1 | — | 1.6 |
| Income tax expense | 1.2 | — | — | 1.4 | — | 2.6 |
| Noncontrolling interest | 0.1 | (1.9) | (0.5) | — | 0.6 | (1.7) |
| Share-based compensation expense | — | — | 0.2 | 0.5 | — | 0.7 |
| Nonrecurring Items | 0.2 | — | — | — | — | 0.2 |
| COVID-19 Costs | 4.0 | — | — | — | — | 4.0 |
| Acquisition and disposition costs | 1.4 | — | 0.1 | 0.4 | (0.1) | 1.8 |
| **Adjusted EBITDA** | **$ 13.9** | **$ (6.1)** | **$ 2.7** | **$ (5.7)** | **$ 1.7** | **$ 6.5** |

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# Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

| | Three months ended June 30, 2020 | | | | | |
|---|---|---|---|---|---|---|
| | Infrastructure | Life Sciences | Spectrum | Non-operating Corporate | Other and Eliminations | INNOVATE |
| Net income attributable to INNOVATE Corp. | | | | | | $ 13.1 |
| Less: Discontinued operations | | | | | | 7.5 |
| Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations | $ 1.7 | $ (1.2) | $ (3.7) | $ (38.2) | $ 47.0 | $ 5.6 |
| **Adjustments to reconcile net income (loss) to Adjusted EBITDA:** | | | | | | |
| Depreciation and amortization | 2.7 | 0.1 | 1.7 | — | — | 4.5 |
| Depreciation and amortization (included in cost of revenue) | 2.3 | — | — | — | — | 2.3 |
| Other operating (income) | (0.1) | — | (2.2) | — | — | (2.3) |
| Interest expense | 2.2 | — | 3.5 | 13.4 | — | 19.1 |
| Loss on early extinguishment or restructuring of debt | — | — | — | 3.4 | — | 3.4 |
| Other (income) expense, net | (0.1) | (2.3) | 0.4 | 8.8 | (71.3) | (64.5) |
| Income tax expense | 0.8 | — | — | 4.3 | 6.9 | 12.0 |
| Noncontrolling interest | 0.1 | (1.2) | (1.3) | — | 17.7 | 15.3 |
| Bonus to be settled in equity | — | — | — | (0.3) | — | (0.3) |
| Share-based compensation expense | — | 0.1 | — | 0.1 | — | 0.2 |
| Nonrecurring Items | 0.9 | — | — | 3.8 | — | 4.7 |
| COVID-19 Costs | 8.4 | — | — | — | — | 8.4 |
| Acquisition and disposition costs | 0.2 | — | 0.4 | 1.1 | 0.5 | 2.2 |
| **Adjusted EBITDA** | **$ 19.1** | **$ (4.5)** | **$ (1.2)** | **$ (3.6)** | **$ 0.8** | **$ 10.6** |

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# Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

| | DBM Global (Infrastructure Segment) For the Year Ending December 31, | | | | | |
|---|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
| Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations | $ 24.4 | $ 28.0 | $ 23.6 | $ 27.7 | $ 24.7 | $ 6.8 |
| **Adjustments to reconcile net income (loss) to Adjusted EBITDA:** | | | | | | |
| Depreciation and amortization | 2.0 | 1.9 | 5.6 | 7.4 | 15.5 | 10.7 |
| Depreciation and amortization (included in cost of revenue) | 7.7 | 4.4 | 5.3 | 7.0 | 9.1 | 9.1 |
| Other operating (income) expense | 0.3 | 1.7 | 0.3 | (0.2) | 0.5 | 0.1 |
| Interest expense | 1.4 | 1.2 | 1.0 | 2.6 | 9.3 | 8.5 |
| Other (income) expense, net | (0.5) | (0.2) | - | (2.6) | (1.6) | 0.5 |
| Income tax expense | 15.6 | 18.7 | 10.7 | 11.9 | 10.9 | 4.2 |
| Noncontrolling interest | 1.1 | 1.8 | 1.9 | 2.2 | 2.0 | 0.6 |
| Nonrecurring Items | - | - | - | - | - | 2.7 |
| COVID-19 Costs | - | - | - | - | - | 19.4 |
| Acquisition and disposition costs | - | 2.3 | 3.3 | 4.9 | 5.3 | 0.6 |
| **Adjusted EBITDA** | **$ 52.0** | **$ 59.8** | **$ 51.6** | **$ 60.9** | **$ 75.7** | **$ 63.2** |

Certain balances may not foot due to rounding

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For more information:Email: ir@innovatecorp.com Website: innovatecorp.com   30

 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. INNOVATE Corp. (“INNOVATE”) believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and INNOVATE’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on INNOVATE’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of INNOVATE and INNOVATE’s subsidiaries to raise capital; the ability of INNOVATE’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of INNOVATE common stock; the ability of INNOVATE and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of INNOVATE. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  31

 Non-GAAP Financial MeasuresIn this presentation, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments.Adjusted EBITDAAdjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness.Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community To provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment.The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic and acquisition and disposition costs.Third Party SourcesThird party information presented in this presentation is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.  32